Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT TO RESTRUCTURING SUPPORT AGREEMENT

This FIRST AMENDMENT TO RESTRUCTURING SUPPORT AGREEMENT (the “Amendment”), dated as of December 18, 2018, is entered into by and among:

(i) PetroQuest Energy, Inc., PetroQuest Energy, L.L.C., TDC Energy, LLC, PetroQuest Oil & Gas, L.L.C., PQ Holdings LLC, Pittrans Inc. and Sea Harvester Energy Development, L.L.C. (collectively, the “Company”); and

(ii) the undersigned Consenting Creditors;

The Company and each of the undersigned Consenting Creditor are referred herein as the “Parties” and individually as a “Party.” Capitalized terms used but not defined herein shall have the meanings ascribed to them in the RSA (as defined below).

RECITALS

WHEREAS, the Parties are party to that certain Restructuring Support Agreement, dated as of November 6, 2018 (the “RSA”);

WHEREAS, in accordance with the terms of the RSA, on November 19, 2018, the Company commenced solicitation of the Debtors’ Chapter 11 Plan of Reorganization, reflecting the terms of the RSA;

WHEREAS, pursuant to Section 9(a) of the RSA, the RSA may be modified, amended or supplemented with the written consent of the Company and the Requisite Creditors; and

WHEREAS, the Parties desire to amend the RSA as set forth in this Amendment and the undersigned Consenting Creditors constitute the Requisite Creditors under the RSA.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1.	Amendments.

(a)	Section 5(b)(iii) of the RSA shall be amended and restated in its entirety as follows:

“(iii) if the Company shall not have complied with each of the following milestones, which may be extended with the consent of the Requisite Creditors (the “Milestones”):

(1) if, as of 11:59 p.m. prevailing Central Time on December 31, 2018, an amended Final Cash Collateral Order, which shall be in all respects acceptable to the Requisite Creditors, has not been entered by the Court;

(2) if, as of 11:59 p.m. prevailing Central Time on January 3, 2019, the Company shall not have filed amended versions of the Plan and Disclosure Statement with the Court;

(3) if, as of 11:59 p.m. prevailing Central Time on January 7, 2019, the Court shall not have entered an order finally approving the Disclosure Statement;

(4) if, as of 11:59 p.m. prevailing Central Time on January 31, 2019, the Confirmation Order has not been entered by the Court; and

(5) if, as of 11:59 p.m. prevailing Central Time on February 8, 2019, the Effective Date shall not have occurred;”; and

(b)	Section 5(c)(v) of the RSA is amended and restated in its entirety as follows:

“(v) as of 11:59 p.m. prevailing Central Time on February 8, 2019, the Effective Date shall not have occurred; or”.

2.	Representations and Warranties.

Each Party, severally and not jointly, represents and warrants to the other Parties that the following statements are true, correct and complete as of the date hereof:

(a) This Amendment has been duly executed and delivered by it, and, assuming the due authorization, execution and delivery by each of the other Parties, this Amendment constitutes the legal, valid and binding obligation of it, enforceable against it in accordance with its terms, subject to laws of general application and bankruptcy, insolvency and other similar laws affecting creditors’ rights generally and general principles of equity.

(b) Such Party is validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, and has all requisite corporate, partnership, limited liability company or similar authority to enter into this Amendment and carry out the transactions contemplated hereby and perform its obligations contemplated hereunder; and the execution and delivery of this Amendment and the performance of such Party’s obligations hereunder have been duly authorized by all necessary corporate, limited liability company, partnership or other similar action on its part.

3.	Full Force and Effect.

The RSA shall not be amended or otherwise modified by this Amendment except as set forth in Section 1 of this Amendment. Except as amended by this Amendment, the RSA shall continue to be and shall remain in full force and effect in accordance with its terms, and the Parties hereby ratify and confirm the RSA in all respects, as amended hereby. All references to the “Agreement”, “herein”, “hereof”, “hereunder” or words of similar import in the RSA shall be deemed to include the RSA as amended by this Amendment.

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4.	Reservation of Rights.

Nothing contained in this Amendment constitutes a waiver of any default that may heretofore or hereafter occur or have occurred and be continuing under the RSA. Except as expressly provided herein, the execution and delivery of this Amendment does not: (i) extend the term of the RSA; (ii) give rise to any obligation on the part of any Party to extend, modify, alter, amend or waive any term or condition of the RSA or otherwise prejudice any rights or remedies which any Party now has or may have in the future; or (iii) give rise to any defenses, setoffs, reductions or counterclaims to any Party’s right to enforce, exercise and enjoy the benefits of their respective rights and remedies under the RSA.

5.	Effect of Amendment.

This Amendment shall be effective on the date on which the Company has received all signature pages of the Parties.

6.	Miscellaneous.

(a) The headings of the Sections of this Amendment have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

(b) This Amendment shall be construed and enforced in accordance with, and the rights of the Parties shall be governed by, the law of the State of Texas, without giving effect to the conflict of laws principles thereof.

(c) This Amendment may be executed in several counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same agreement. Execution copies of this Amendment may be delivered by electronic mail, or otherwise, which shall be deemed to be an original for the purposes of this paragraph.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed and delivered by their respective duly authorized officers, solely in their respective capacity as officers of the undersigned and not in any other capacity, as of the date set forth above.

PETROQUEST ENERGY, INC.
PETROQUEST ENERGY, L.L.C.
TDC ENERGY, LLC

On behalf of itself and each of its wholly-owned direct and indirect subsidiaries

By:	/s/ Charles T. Goodson
Name:	Charles T. Goodson
Title:	President, CEO & Chairman

[Signature Page to Amendment No. 1 to Restructuring Support Agreement]

CONSENTING TERM LOAN LENDERS:

MainStay MacKay High Yield Corporate Bond Fund
By: MacKay Shields LLC, as investment subadvisor

By:	/s/ Andrew Susser
Name:	Andrew Susser
Title:	Executive Managing Director

MainStay VP MacKay High Yield Corporate Bond Portfolio
By: MacKay Shields LLC, as investment subadvisor

By:	/s/ Andrew Susser
Name:	Andrew Susser
Title:	Executive Managing Director

MainStay MacKay Short Duration High Yield Fund
By: MacKay Shields LLC, as investment subadvisor

By:	/s/ Andrew Susser
Name:	Andrew Susser
Title:	Executive Managing Director

[Signature Page to Amendment No. 1 to Restructuring Support Agreement]

Corre Opportunities Qualified Master Fund, LP

By:	/s/ Eric Soderland
Name: Eric Soderland
Title: Authorized Signatory

Corre Opportunities II Master Fund, LP

By:	/s/ Eric Soderland
Name: Eric Soderland
Title: Authorized Signatory

Corre Horizon Interim Fund LLC

By:	/s/ Eric Soderland
Name: Eric Soderland
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Restructuring Support Agreement]

CONSENTING SECOND LIEN NOTEHOLDERS:

CORRE OPPORTUNITIES QUALIFIED MASTER FUND, LP

By:	/s/ Eric Soderland
Name: Eric Soderland
Title: Authorized Signatory

CORRE OPPORTUNITIES II MASTER FUND, LP

By:	/s/ Eric Soderland
Name: Eric Soderland
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Restructuring Support Agreement]

HW HEDGED VALUE, LP
By: Hotchkis and Wiley Capital Management, LLC (H&W), its investment manager

By:	/s/ Anna Marie Lopez
Name: Anna Marie Lopez
Title: Chief Operating Officer of H&W

[Signature Page to Amendment No. 1 to Restructuring Support Agreement]

CONSENTING SECOND LIEN PIK NOTEHOLDERS:

MACKAY SHIELDS LLC, an investment subadvisor to the funds denoted on Exhibit B

By:	/s/ Andrew Susser
Name: Andrew Susser
Title: Executive Managing Director

[Signature Page to Amendment No. 1 to Restructuring Support Agreement]

CORRE OPPORTUNITIES QUALIFIED MASTER FUND, LP

By:	/s/ Eric Soderland
Name: Eric Soderland
Title: Authorized Signatory

CORRE OPPORTUNITIES II MASTER FUND, LP

By:	/s/ Eric Soderland
Name: Eric Soderland
Title: Authorized Signatory

CORRE HORIZON INTERIM FUND LLC

By:	/s/ Eric Soderland
Name: Eric Soderland
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Restructuring Support Agreement]

HOTCHKIS AND WILEY HIGH YIELD FUND

By: Hotchkis and Wiley Capital Management, LLC (H&W), its investment manager

By:	/s/ Anna Marie Lopez
Name:	Anna Marie Lopez
Title:	Chief Operating Officer of H&W

SAN DIEGO COUNTY EMPLOYEES RETIREMENT ASSOCIATION

By: Hotchkis and Wiley Capital Management, LLC (H&W), its investment manager

By:	/s/ Anna Marie Lopez
Name:	Anna Marie Lopez
Title:	Chief Operating Officer of H&W

HOTCHKIS AND WILEY CAPITAL INCOME FUND

By: Hotchkis and Wiley Capital Management, LLC (H&W), its investment manager

By:	/s/ Anna Marie Lopez
Name:	Anna Marie Lopez
Title:	Chief Operating Officer of H&W

SANTA BARBARA COUNTY EMPLOYEES RETIREMENT SYSTEM

By: Hotchkis and Wiley Capital Management, LLC (H&W), its investment manager

By:	/s/ Anna Marie Lopez
Name:	Anna Marie Lopez
Title:	Chief Operating Officer of H&W

[Signature Page to Amendment No. 1 to Restructuring Support Agreement]

NATIONAL ELEVATOR INDUSTRY PENSION FUND

By: Hotchkis and Wiley Capital Management, LLC (H&W), its investment manager

By:	/s/ Anna Marie Lopez
Name:	Anna Marie Lopez
Title:	Chief Operating Officer of H&W

TEXAS COUNTY AND DISTRICT RETIREMENT SYSTEM

By: Hotchkis and Wiley Capital Management, LLC (H&W), its investment manager

By:	/s/ Anna Marie Lopez
Name:	Anna Marie Lopez
Title:	Chief Operating Officer of H&W

GOVERNMENT OF GUAM RETIREMENT FUND

By: Hotchkis and Wiley Capital Management, LLC (H&W), its investment manager

By:	/s/ Anna Marie Lopez
Name:	Anna Marie Lopez
Title:	Chief Operating Officer of H&W

UNIVERSITY OF DAYTON

By: Hotchkis and Wiley Capital Management, LLC (H&W), its investment manager

By:	/s/ Anna Marie Lopez
Name:	Anna Marie Lopez
Title:	Chief Operating Officer of H&W

[Signature Page to Amendment No. 1 to Restructuring Support Agreement]

HW HEDGED VALUE, LP

By:	Hotchkis and Wiley Capital Management, LLC (H&W), its investment manager

By:	/s/ Anna Marie Lopez
Name:	Anna Marie Lopez
Title:	Chief Operating Officer of H&W

[Signature Page to Amendment No. 1 to Restructuring Support Agreement]

CROSS SOUND MANAGEMENT LLC,
As investment advisor for certain funds and accounts

By:	/s/ Helen Lovely Francis
Name: Helen Lovely Francis
Title: COO

[Signature Page to Amendment No. 1 to Restructuring Support Agreement]